                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                      -----------------------

                             FORM 8-K

                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934

                    ---------------------------


                 Date of Report (Date of earliest
                  event reported): July 16, 2002



                THE ST. PAUL COMPANIES, INC.
   ------------------------------------------------------
   (Exact name of Registrant as specified in its charter)


        Minnesota             001-10898             41-0518860
   ------------------- ----------------------  -------------------
        (State of         (Commission File     (I.R.S. Employer
      Incorporation)           Number)        Identification No.)



      385 Washington St., St. Paul, MN               55102
      --------------------------------           ------------
   (Address of principal executive offices)       (Zip Code)


                       (651) 310-7911
             ----------------------------------
               (Registrant's telephone number,
                    including area code)




                                N/A
    ------------------------------------------------------------
       (Former name or former address, if changed since last
                              report)

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Item 5.    Other Events.
           ------------

     In the first quarter of 2002, The St. Paul began implementing the provisions of Statement of Financial Accounting Standards (SFAS) No. 142, "Goodwill and Other Intangible Assets," which established financial accounting and reporting for acquired goodwill and other intangible assets. The statement changed prior accounting requirements in the way intangible assets with useful lives, including goodwill, are tested for impairment on an annual basis. It also requires that those assets meeting the criteria for classification as intangible with estimable useful lives be amortized to expense over those lives, while intangible assets with indefinite useful lives and goodwill are not amortized. As a result of implementing the provisions of this statement, we will not record any goodwill amortization expense in 2002.

     The following table presents the impact, on a pro forma basis, of adopting SFAS No. 142 with respect to ceasing the amortization of goodwill, for the years ended Dec. 31, 2001, 2000 and 1999:


                                            Year Ended December 31,
    (In  millions, except              -------------------------------
     per share amounts)                   2001        2000        1999
     ------------------                -------      ------      ------

  Net income (loss):
   As reported                         $(1,088)     $  993      $  834
   Add: goodwill amortization               29          27          36
                                         -----       -----       -----
    Pro forma net income (loss)        $(1,059)     $1,020      $  870
                                         =====       =====       =====


  Basic Earnings (Loss) per Share:
   As reported                         $ (5.22)     $ 4.50      $ 3.61
   Goodwill amortization                  0.14        0.13        0.16
                                         -----       -----       -----
    Pro forma basic EPS                $ (5.08)     $ 4.63      $ 3.77
                                         =====       =====       =====

  Diluted Earnings (Loss) per Share:
   As reported                         $ (5.22)     $ 4.24      $ 3.41
   Goodwill amortization                  0.14        0.12        0.15
                                         -----       -----       -----
    Pro forma diluted EPS              $ (5.08)     $ 4.36      $ 3.56
                                         =====       =====       =====



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     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              THE ST. PAUL COMPANIES, INC.




                              By:   Bruce A. Backberg
                                    -----------------
                                    Bruce A. Backberg
                                    Senior Vice President



Date: July 16, 2002